EXHIBIT 4.1

NUMBER		SHARES

[eCOST.com Corporate Logo]

COMMON STOCK	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

eCOST.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Gary W. Guy	eCOST.COM, INC.	/s/ Theodore R. Sanders
President	CORPORATE	Treasurer
SEAL
DELAWARE

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)

BY
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT-	as tenants by the entireties		(Cust) (Minor)
JT TEN-	as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as		Act
	tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,                    ,hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                                                                                                                                                                                                 Shares

of the Common Stock represented by the within Certificate, and does hereby irrevocably constitute and appoint                                                                                                                                                        Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS

AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE

GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.